UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________________________________
FORM 8-K
_____________________________________________
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 1, 2018
_____________________________________________
APARTMENT INVESTMENT AND MANAGEMENT COMPANY
(Exact name of registrant as specified in its charter)
_____________________________________________

MARYLAND	1-13232	84-1259577
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)
4582 SOUTH ULSTER STREET
SUITE 1100, DENVER, CO 80237
_____________________________________________

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 757-8101

NOT APPLICABLE
 (Former name or Former Address, if Changed Since Last Report)
_____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the exchange act. ☐

ITEM 5.07.	Submission of Matters to a Vote of Security Holders.

Apartment Investment and Management Company (“Aimco”) held its 2018 Annual Meeting of Stockholders on May 1, 2018, at The Ritz-Carlton Philadelphia, located at 10 Avenue of the Arts, Philadelphia, PA 19102. Terry Considine, Aimco’s Chairman and Chief Executive Officer, presided. Aimco’s stockholders considered five proposals, each of which is described in more detail in Aimco’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on March 8, 2018. On the record date of February 20, 2018, there were 157,330,262 shares of Aimco’s Common Stock issued and outstanding and eligible to vote. The final voting results are reported below.
Proposal 1: Election of eight directors to serve for a one-year term until Aimco’s 2019 annual meeting of stockholders. Aimco’s stockholders elected each of the eight nominees for director, and the voting results are set forth below:

	For	Against	Abstentions	Broker Non-Votes
Terry Considine	129,541,733	2,677,537	55,841	5,758,241
Thomas L. Keltner	128,833,886	2,938,764	502,461	5,758,241
J. Landis Martin	127,305,623	4,466,685	502,803	5,758,241
Robert A. Miller	128,832,419	2,939,782	502,910	5,758,241
Kathleen M. Nelson	130,137,061	2,084,655	53,395	5,758,241
Ann Sperling	131,966,579	254,100	54,432	5,758,241
Michael A. Stein	114,099,063	18,120,684	55,364	5,758,241
Nina A. Tran	130,495,681	1,725,209	54,221	5,758,241

Proposal 2: The appointment of Ernst & Young LLP as Aimco’s independent registered public accounting firm for the year ending December 31, 2018, was ratified as follows:

For	Against	Abstentions	Broker Non-Votes
118,480,813	19,341,177	211,362	—

Proposal 3: Advisory vote to approve the compensation of executive officers disclosed in Aimco’s proxy statement. Aimco’s stockholders gave advisory approval of the executive compensation program, and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
130,261,785	1,882,169	131,157	5,758,241

Proposal 4: Approval of Aimco’s Second Amended and Restated 2015 Stock Award and Incentive Plan. Aimco’s stockholders approved the plan, and the voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
127,455,674	4,726,958	92,479	5,758,241

Proposal 5: Amendment of Aimco’s charter to permit the Board of Directors to grant waivers of the “Look-Through Ownership Limit” up to 20%. Aimco’s stockholders approved of the charter amendment, and the voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
131,992,762	189,679	92,670	5,758,241

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 4, 2018

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

/s/ Paul Beldin
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Paul Beldin
Executive Vice President and Chief Financial Officer